EXHIBIT 24


                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, That the undersigned directors and the Principal Financial and Accounting Officer of MINNESOTA MINING AND MANUFACTURING COMPANY, a Delaware corporation, hereby constitute and appoint Livio D. DeSimone, Giulio Agostini, John J. Ursu, Roger P. Smith, Janet L. Yeomans, and Gregg M. Larson, or any of them, their true and lawful attorneys-in-fact and agents, and each of them with full power to act without the others, for them and in their name, place, and stead, in any and all capacities, to do any and all acts and things and execute any and all instruments which said attorneys and agents may deem necessary or desirable to enable MINNESOTA MINING AND MANUFACTURING COMPANY to comply with the Securities Exchange Act of 1933, as amended, and the Trust Indenture Act of 1939, as amended, and any rules, regulations, and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under said Acts of bonds, debentures, and notes in the aggregate amount of $4,000,000,000 of this Corporation, and the registration and/or qualification of an indenture or indentures, including specifically, but without limiting the generality of the foregoing, power and authority to sign the name of MINNESOTA MINING AND MANUFACTURING COMPANY, and the names of the undersigned directors and Principal Financial and Accounting Officer to the registration statement and to any instruments and documents filed as part of or in connection with said registration statement or amendments thereto; and the undersigned hereby ratify and confirm all that said attorneys and agents shall do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned have subscribed these presents this 8th day of November, 1999.

/s/ Livio D. DeSimone                     /s/ Giulio Agostini
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Livio D. DeSimone, Chairman of the        Giulio Agostini, Senior Vice President
Board and Chief Executive Officer,        Principal Financial Officer
Director                                  Principal Accounting Officer

/s/ Ronald O. Baukol                      /s/ Rozanne L. Ridgway
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Ronald O. Baukol, Director                Rozanne L. Ridgway, Director

/s/ Edward A. Brennan                     /s/ Frank Shrontz
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Edward A. Brennan, Director               Frank Shrontz, Director

/s/ Edward R. McCracken                   /s/ F. Alan Smith
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Edward R. McCracken, Director             F. Alan Smith, Director

/s/ Allen E. Murray                       /s/ Louis W. Sullivan
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Allen E. Murray, Director                 Louis W. Sullivan, Director

/s/ Aulana L. Peters
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Aulana L. Peters, Director